GRAYSCALE FUNDS TRUST

SUPPLEMENT DATED JULY 13, 2026

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

FOR EACH OF THE FUNDS LISTED IN SCHEDULE A

Trustee and Officer Changes
Effective June 25, 2026, with respect to the Chief Compliance Officer change, and July 7, 2026, with respect to the trustee and officer changes relating to Edward McGee, for each of the funds listed in Schedule A, the following disclosure replaces and supersedes the corresponding trustee and officer disclosure in each Fund’s SAI in the section titled “MANAGEMENT OF THE TRUST”:

New trustee disclosure to add before “Principal Officers of the Trust”

Trustees of the Trust

The following disclosure replaces and supersedes the corresponding Interested Trustee row and related footnote, and the corresponding Interested Trustees paragraph under “Individual Trustee Qualifications,” in each Fund’s SAI:

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Stephen E. Vanourny Jr.* Born: 1973	Trustee	Indefinite term; since 2026	Head of Index at Grayscale Operating, LLC (2026-present); Head of Product Development and Strategy at ProShares (2022-2025); President and Co-founder of Continuum Capital Managers (2015-2022).	5	N/A

* Mr. Vanourny is treated as an Interested Trustee because of his professional role with the Adviser.

Interested Trustees. The Trust has concluded that Mr. Vanourny should serve as Trustee because he has extensive knowledge of and experience in the financial services and investment management industries, including serving as Head of Index of Grayscale Operating, LLC where he oversees daily trading, exchanges and asset management. Prior to that, Mr. Vanourny served as Head of Product Development and Strategy at ProShares and was President and Co-Founder of Continuum Capital Managers.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902. Additional information about the officers of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen E. Vanourny Jr. Born: 1973	President and Principal Executive Officer	Indefinite term; since 2026	Head of Index at Grayscale Operating, LLC (2026-present); Head of Product Development and Strategy at ProShares (2022-2025); President and Co-founder of Continuum Capital Managers (2015-2022).
Daniel Plourde Born: 1980	Treasurer and Principal Financial Officer	Indefinite term; since 2026	Senior Vice President of Finance at Grayscale Operating, LLC (2026-present); Vice President of Finance at Grayscale Operating, LLC (2025-2026); Vice President of Finance at Grayscale Investments, LLC (2022-2024); Vice President at Gabelli Asset Management (2021-2022); and Vice President at State Street Global Advisors (2015-2021).
Craig Salm Born: 1988	Chief Compliance Officer	Indefinite term; since 2026,	Chief Legal Officer at Grayscale Operating, LLC (2025-present); Chief Legal Officer at Grayscale Investments, LLC (2022-2024); Director, Legal at Grayscale (2020-2021); and Associate, Legal at Grayscale (2018-2019).
Kenny Terrero Born: 1975	Secretary	Indefinite term; since 2026	Managing Director, Senior ETF/ETP Counsel at Grayscale Operating, LLC (2025-present); Partner at Sidley Austin LLP (2023-2025); and Counsel at Sidley Austin LLP (2015-2022).
Meaghan Dawley Born: 1990	Assistant Secretary	Indefinite term; since 2026	Senior Associate, Senior Paralegal at Grayscale Operating, LLC (2026-present); Associate, Paralegal at Grayscale Operating, LLC (2024-2026); Senior Paralegal at Franklin Templeton (2021-2024); Paralegal at Franklin Templeton (2020-2021).

Trustee Ownership of Shares

The following disclosure replaces and supersedes the corresponding Interested Trustee row in the “Trustee Ownership of Shares” table in each Fund’s SAI:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Grayscale Funds Trust Complex Overseen by Trustees ($)
Interested Trustee:
Stephen E. Vanourny Jr.	None	None

SCHEDULE A
Fund	Date of SAI
Grayscale Bitcoin Adopters ETF	May 1, 2026
Grayscale Bitcoin Covered Call ETF	May 1, 2026
Grayscale Bitcoin Miners ETF	May 1, 2026
Grayscale Bitcoin Premium Income ETF	May 1, 2026
Grayscale Ethereum Covered Call ETF	May 1, 2026

Other

Except as set forth above, each Statement of Additional Information remain unchanged and in full force and effect.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.